SUPPLEMENT DATED JUNE 7, 2012
TO
PROSPECTUSES DATED MAY 1, 2012 FOR
MFS REGATTA CHOICE, MFS REGATTA GOLD, MFS REGATTA PLATINUM,
SUN LIFE FINANCIAL MASTERS FLEX, SUN LIFE FINANCIAL MASTERS EXTRA,
AND SUN LIFE FINANCIAL MASTERS CHOICE

PROSPECTUS DATED APRIL 29, 2011 FOR
SUN LIFE FINANCIAL MASTERS ACCESS

PROSPECTUS DATED MAY 1, 2008 FOR
MFS REGATTA EXTRA

PROSPECTUSES DATED MAY 1, 2007 FOR
MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

PROSPECTUS DATED JULY 18, 2006 FOR
MFS REGATTA CLASSIC

AND PROSPECTUSES DATED MAY 1, 2006 FOR
MFS REGATTA FLEX FOUR AND MFS REGATTA ACCESS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Board of Trustees of the MFS Growth Portfolio (“Growth Portfolio”) and the MFS Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”) approved, subject to shareholder approval, the proposed reorganization of the Growth Portfolio into the MFS Growth Series (“Growth Series”) and the Mid Cap Growth Portfolio into the MFS Mid Cap Growth Series (“Mid Cap Growth Series”).  It is expected that shareholder approval will be sought at a shareholder meeting to be held in August, 2012.

If shareholders approve the proposal relating to the reorganizations, then, on or about August 17, 2012, all of the assets of the Growth Portfolio will be transferred to the Growth Series and shareholders of the Growth Portfolio will receive shares of the Growth Series in exchange for their Growth Portfolio shares. And, all of the assets of the Mid Cap Growth Portfolio will be transferred to the Mid Cap Growth Series and shareholders of the Mid Cap Growth Portfolio will receive shares of the Mid Cap Growth Series in exchange for their Mid Cap Growth Portfolio shares.

In light of the proposed transaction, both the Growth Portfolio and the Mid Cap Growth Portfolio will be closed for new and subsequent investments effective as of the close of business on or about August 15, 2012.

Please retain this supplement with your prospectus for future reference.